                                                                Exhibit 99(n)(i)



                                                          Amended: March 1, 2001

                                     EXHIBIT
                                       to
                              THE HUNTINGTON FUNDS
                               MULTIPLE CLASS PLAN


FUND                                                 EFFECTIVE DATE


Money Market Fund

       Investment A Shares                           April 18, 1995

       Investment B Shares                           April 26, 2000

       Trust Shares                                  April 18, 1995

Ohio Municipal Money Market Fund

       Investment A Shares                           April 18, 1995

       Investment B Shares                           April 26, 2000

       Trust Shares                                  April 18, 1995

U.S. Treasury Money Market Fund

       Investment A Shares                           April 18, 1995

       Investment B Shares                           April 26, 2000

       Trust Shares                                  April 18, 1995

Growth Fund

       Investment A Shares                           April 18, 1995

       Investment B Shares                           April 26, 2000

       Trust Shares                                  April 18, 1995

Mortgage Securities Fund

       Investment A Shares                           April 18, 1995

       Investment B Shares                           April 26, 2000

       Trust Shares                                  April 18, 1995

Ohio Tax-Free Fund

       Investment A Shares                           April 18, 1995

       Investment B Shares                           April 26, 2000

       Trust Shares                                  April 18, 1995

Fixed Income Securities Fund

       Investment A Shares                           April 18, 1995

       Investment B Shares                           April 26, 2000

       Trust Shares                                  April 18, 1995

Income Equity Fund

       Investment A Shares                           October 26, 1996

       Investment B Shares                           April 26, 2000

       Trust Shares                                  October 26, 1996

Short/Intermediate Fixed Income Securities Fund

       Investment A Shares                           October 26, 1996

       Investment B Shares                           April 26, 2000

       Trust Shares                                  October 26, 1996

Michigan Tax-Free Fund

       Investment A Shares                           March 31, 1998

       Investment B Shares                           April 26, 2000

       Trust Shares                                  March 31, 1998

Intermediate Government Income Fund

       Investment A Shares                           April 6, 1998

       Investment B Shares                           April 26, 2000

       Trust Shares                                  April 6, 1998

Florida Tax-Free Money Fund

       Investment A Shares                           October 21, 1998

       Investment B Shares                           April 26, 2000

       Trust Shares                                  October 21, 1998

Dividend Capture Fund

       Investment A Shares                           March 1, 2001

       Investment B Shares                           March 1, 2001

       Trust Shares                                  March 1, 2001

International Equity Fund

       Investment A Shares                           March 1, 2001

       Investment B Shares                           March 1, 2001

       Trust Shares                                  March 1, 2001

Mid Corp America Fund

       Investment A Shares                           March 1, 2001

       Investment B Shares                           March 1, 2001

       Trust Shares                                  March 1, 2001

New Economy Fund

       Investment A Shares                           March 1, 2001

       Investment B Shares                           March 1, 2001

       Trust Shares                                  March 1, 2001

      Witness the due execution hereof as the 1st day of March, 2001.


                                                /s/ Timothy D. Barto
                                                --------------------------------
                                                Timothy D. Barto, Vice-President
                                                The Huntington Funds